UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1681

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)

Horizon Kinetics ETFs

Horizon Kinetics Inflation Beneficiaries ETF (INFL)

Horizon Kinetics Blockchain Development ETF (BCDF)

ANNUAL REPORT

December 31, 2022

Horizon Kinetics ETFs

Table of Contents

Shareholder Letters (Unaudited)	2
Shareholder Expense Example (Unaudited)	9
Performance Overviews (Unaudited)	10
Schedules of Investments	12
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Board Consideration and Approval of Continuation of Advisory Agreement (Unaudited)	31
Board Consideration and Approval of Advisory Agreement (Unaudited)	33
Supplemental Information (Unaudited)	35
Board of Trustees and Officers (Unaudited)	36
Privacy Policy (Unaudited)	38

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2022 (Unaudited)

INFL (“Fund”) Investment Commentary

We believe that the only means to achieve compounded investment returns above market benchmarks without correspondingly higher risk is to formulate a unique process and adhere to it through multiple market cycles. This stands in contrast to the conventional approach, which constantly shifts investments based on the perceived preferences of the market. The latter approach requires not only the prescience to consistently interpret the market’s next predilection, but also the ability to time the shifts such that they are neither too early nor too late. Difficult as it is to do this successfully, most investors invest in this manner. Perhaps they have the hubris to believe that they have a unique ability to tactically shift investments. However, the more likely reason is that most investors are unwilling to accept underperformance over discrete periods of time. Adherence to a disciplined investment approach over an extended period of time all but guarantees periods of underperformance when other strategies are in vogue.

We are pleased with the results we have achieved in the nearly two years1 since the fund launched, when inflation was largely dismissed as a vestige of the past. We believe that we have correctly identified drivers of rising structural inflation that are unlikely to abate for many years, if not decades. Despite the recent success, our positioning remains distinctly non-consensus compared to the broader market. We take comfort in the fact that we remain in the minority with our investment positioning, but also recognize the vicissitudes in short-term variables which can impact our results.

One of the primary components of our non-consensus investment positioning is our emphasis upon hard assets. Hard assets are simply tangible, finite resources which have largely inelastic demand and limited supply growth potential. Examples include energy, precious metals, base metals, agricultural commodities, and land. Companies engaged in these industries are typically capital intensive and highly exposed to the market cycles, and therefore, they trade at low cash flow2 multiples. Furthermore, many of these industries experience extreme “capital cycles”; whereby, capital chases high returns when the market conditions are accommodative, ultimately increasing supply such that forward returns are dismal, following which, capital flees the industry. These violent cycles can substantially impair capital, particularly in highly indebted companies with poor unit economics.

We have experienced a reasonably robust cycle of higher returns in many hard asset markets, but we believe that a much longer, steeper cycle is only just beginning. This view is largely based on the fact that i.) the preceding capital “down cycle,” where capital has been withdrawn from these industries, has been particularly protracted, and ii.) capital has yet to return to these industries despite higher returns over the past year. That being said, now is not the time to be greedy, and staying power is amongst the highest priorities when investing in cyclical industries and hard asset companies.

The current setup for this investment style reminds us of the 1888 poem “Casey at the Bat” by Ernest Thayer. In the poem the fictional “Mudville” baseball team is losing by two runs in the last inning of the game, with their star player “Casey” up fifth in the lineup. The crowd is of the belief that victory is assured if only Casey can get to bat; however, this would require two of the lowly players preceding him to get on base. Alas, after the 1st and 2nd batters fail to advance, the 3rd and 4th batters safely reach base – only for Casey to strike out.

The poem is illustrative of the hard asset capital cycle, where the investments appear to be in a dire position, but against the odds salvation arrives— yet, ultimately fails to deliver. Investment funds flows only enter hard assets once Casey has arrived at bat, which equates to high prices and low prospective returns. The only way for an investment to be successful at this point is for Casey to hit a home run —anything less will be punished by the market. The worst-case scenario is for Casey to strike out, which results in steep investor loses and capital fleeing the industry again.

We don’t think that we are anywhere near a “Casey moment” yet, which would be where capital is abundant, valuations are high, and prospective returns are low, but we still recognize the need not to strike out in these investments. The best way that we can seek to protect against such a scenario is to recognize the volatility in these sub-industries and to invest in efficient, capital light business models that are less susceptible to striking out. Tempting as it may be to try to hit a home run and embrace companies with the highest leverage to higher hard asset prices (i.e., indebted mining and energy extraction companies), these businesses are far more prone to the impairment of capital. On the other hand, the capital light businesses are consistently hitting singles and doubles, slowly compounding value. This summarizes our strategy and positioning: though returns may be variable, we believe that this is a necessary part of seeking asymmetric opportunities to compound our capital base, even though we are frequently at odds with the consensus.

[1]	The Fund was launched on January 11, 2021

[2]	Cash Flow is the increase or decrease in the amount of money a business, institution, or individual has.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Inflation Backdrop

The Fund is invested in such a manner that the returns are not predicated on ever rising inflation – in other words we believe that reasonable returns can be achieved under status quo conditions or even lower price environments. However, market sentiment around companies exposed to these markets is highly sensitive to inflation expectations over the short to intermediate term. To be sure, inflation expectations (1-year break-evens) have fallen considerably compared to a year earlier. Rather than opine on this development, we believe that it is important to recognize that this is irrelevant to our positioning and the Fund’s return profile, because:

●

The structural inflation drivers that the Fund is primarily exposed to are large components of overall inflation measures (i.e., CPI, PCE3), but can also de-couple from broader benchmarks under certain conditions. We believe that this is occurring as cyclical inflation drivers are moderating for a variety of reasons; yet, structural inflation drivers remain in low supply, and are capacity constrained.

●

Consensus investment positioning, which dictates inflation break-evens, appears to reflect the belief that a severe recession is imminent, and will be sufficiently severe to curtail aggregate demand despite tailwinds related to the reopening of the Chinese economy. Economic data appears to contradict this thesis, but the implied expectations (Eurodollar futures) of easing monetary policy later this year would likely catalyze a second, more severe wave of (structural) inflation.

These are more short-term oriented factors but are nonetheless not relevant to our positioning. We invest with a long-term mindset and are far more focused on secular factors influencing the companies in our portfolio. In short, we believe that the prior thirty years of declining interest rates, declining or low inflation and rising profit margins has ceded to a new environment of higher interest rates, higher (volatile) inflation and pressure on profit margins. This view can be summarized through the following points:

●

Globalization is inherently disinflationary (i.e., a slower rise in prices) due to various trade and supply chain efficiencies. After years of increasing globalization, the marginal benefit of these factors is declining. At the same time, there are also various current global onshoring initiatives to increase the resilience of businesses/governments, perhaps at the expense of efficiency. This will add to cost pressures over time.

●

A secondary benefit that globalization bestowed upon the developed world was abundant and inexpensive labor and raw materials. As many of the non-OECD nations have grown GDP per capita and exhausted the lowest cost resources, they are now competing with the OECD world for labor and materials. Higher labor and materials costs are likely to be amongst the most enduring cost pressures in the years ahead.

●

One of the economic “miracles” of the past era was the productivity gains achieved by the mature western economies. This coincided with the wide scale adoption and implementation of the internet (i.e., 1999-2010), a period during which productivity gains added over 320 basis points[4] per year to nominal GDP growth. Absent a similar technological break-through, productivity gains will be muted – particularly as “inefficient” government spending grows as a portion of GDP.

These rapidly reversing disinflationary forces must also be considered within the context that they facilitated consistent federal government deficits, resulting in 2.4x growth in the debt to GDP ratio in the United States without inflation. What the result of such policies would be without these mitigating circumstances bears consideration – as does the likelihood of politicians to reducing spending.

In summary, recession fears and cyclical components of inflation are masking the forest through the trees regarding long-term price levels.

[3]

CPI: The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. PCE: The Personal Consumption Expenditures Price Index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services.

[4]	Basis points are a common unit of measure for percentages in finance. One basis point is equal to 1/100th of 1%.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Performance Review

The Fund generated a positive return for the year, despite steep declines in global equity benchmarks. The positive performance was primarily driven by strong returns in energy, agriculture, and diversified metals companies. The gains were partially offset by declines in financial exchanges, real estate management companies and health care research companies. Precious metal companies modestly detracted from returns, but markedly outperformed broader equity benchmarks.

The vast majority of the positions in the Fund are in capital-light companies, specifically royalties in energy, precious metals, and diversified metals industries, as well as brokerages, asset managers and exchanges, insurance, real estate, land, financial services, and health care. It is rare that all price levels rise in unison, but we believe that it is important to have exposure to a broad universe of price drivers in the Fund. While we believe that each business has unique assets and attributes, which are distinct from the macro/sector drivers, we will address the latter below.

Energy, food, and industrial metals are critical to the functioning of the global economy but are taken for granted and are dismissed by many investors. This dynamic has resulted in structural supply shortages; however, capital expenditures have not yet responded. While the spot prices of these commodities are driven by current supply/demand balances relative to inventory levels, the longer-term prices are likely to be overwhelmed by the supply insufficiency. We continue to express our exposure to these markets, primarily through capital businesses given the cyclicality of these markets in the shorter-term.

Exchanges are a critical infrastructure to the global financial system, which generally incur zero principal risk, and act solely as a marketplace. These businesses thrive during periods of heightened trading volume, which often coincides with market volatility. The prior year had no shortage of volatility and trading volumes, but the companies traded lower with broader markets. We expect these returns to de-couple over time.

Real estate is the ultimate interest rate sensitive asset; hence, the historic rise in short-term interest rates materially (negatively) impacted real estate prices. We primarily own asset managers and land companies, which are less sensitive to rates, but declined, nonetheless. Similar to exchanges, we believe that this relationship will not endure.

Health care has been amongst the highest and most consistent drivers of inflation for decades, but there are few capital light businesses in the sector. We have focused our investments in contract research organizations “CROs” which can scale with rising prices in the sector and add efficiency to various pharmaceutical, biotech and government customers. These companies proved to be more exposed to a rising cost structure than we originally expected, but we are monitoring the margins into the coming year.

Precious metals serve a “barbell” function in the portfolio, with the potential to benefit both from high growth/high inflation and store of value during market displacements. The prior year proved to be in the middle ground of these scenarios (with inflation expectations falling), which when combined with a very strong U.S. Dollar, acted as a headwind to the metals and the sector. Suffice it to say, we don’t expect these conditions to persist indefinitely.

Data as of: 12/31/2022

	1 Month	YTD	1 Year	3 Year	5 Year	Since Inception Annualized
Net Asset Value	-4.38%	2.57%	2.57%	—	—	13.93%
Market Value	-4.44%	2.66%	2.66%	—	—	13.97%

PERFORMANCE RISK DISCLOSURES

Inception Date: 1/11/2021. Expense Ratio: 0.85%.

Returns are average annualized total returns, except those for periods of less than one year, which are cumulative.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2022 (Unaudited)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to most recent month end please call 646-495-7333.

Shares are bought and sold at market price not net asset value (NAV). Market price returns are based upon the closing composite market price and do not represent the returns you would receive if you traded shares at other times.

Short term performance, in particular is not a good indication of future performance and an investment should not be made based solely on returns.

IMPORTANT RISK DISCLOSURES

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a statutory prospectus and summary prospectus by contacting 646-495-7333. Read it carefully before investing.

The Horizon Kinetics Inflation Beneficiaries ETF (Symbol: INFL) is an exchange traded fund managed by Horizon Kinetics Asset Management LLC (“HKAM”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Fund to potentially adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

The Fund may invest in the securities of smaller and mid-capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The fund is actively managed and may be affected by the investment adviser’s security selections.

Diversification does not assure a profit or protect against a loss in a declining market.

HKAM does not provide tax or legal advice, all investors are encouraged to consult their tax and legal advisors regarding an investment in the Fund. You may obtain additional information about HKAM at our website at www.horizonkinetics.com.

No part of this material may be copied, photocopied, or duplicated in any form, by any means, or redistributed without the express written consent of HKAM.

The Horizon Kinetics Inflation Beneficiaries ETF (INFL) is distributed by Foreside Fund Services, LLC (“Foreside”). Foreside is not affiliated with INFL or Horizon Kinetics LLC or its subsidiaries.

Horizon Kinetics Blockchain Development ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Dear Fellow Shareholders,

Technology changes. People don’t.

Over the past year, we’ve seen some high-profile examples of dubious behavior exhibited by some tied to the crypto industry. It should be noted that poor decision-making by industry participants is an indictment of the bad actor – not the underlying asset. Unfortunately, across asset classes, over the years we have seen countless examples of the misuse of client assets by brokers.

Past instances of client asset misuse and fraud have led to bankruptcies for the perpetrators, and adjustments in industry regulations to provide additional customer protections. Fraudulent activities committed by commodity trading companies in 2011 and 2012 did not indicate some indelible flaw in wheat or soybeans. The underlying products and assets that these firms transacted in were not the cause of unlawful behavior. They did not “fail” industry participants.

In the wake of recent developments, it seems likely that additional cryptocurrency regulation will be proposed. But it is extremely difficult to enforce restrictions at the base protocol layer. How does any authority effectively impose its will upon a global decentralized system of math, algorithms, rules, and intangible assets? Many misinterpret what these regulatory intentions mean for digital assets.

Participants need to ensure they are getting a fair price, that their assets are secure, and that they are not being manipulated. Within all the prospects of disintermediation and decentralization, we will still need regulated parties to filter through the pseudo-information presented from those trying to game the system. Every transaction provides information content for subsequent valuations. Inauthentic transactions, like spoofing and wash-sales, can easily distort markets. The full benefits of blockchain-based assets cannot be realized without transactional authenticity at the marketplace level.

For nearly every asset class, there are controls related to transactions that realize the practical limitations of human nature. Regulatory authorities do not have the resources to perform these duties directly, so they “deputize” institutions as Self-Regulatory Organizations (“SRO”) to police trading and industry participants. We know many of these SROs as financial exchanges.

There are SROs that offer crypto futures, but there are currently no crypto spot exchanges that operate with the designation of SRO. In fact, it is difficult to call the companies facilitating transactions in the spot market “exchanges”, as they really only match buyers and sellers without much authority over rule-setting or enforcement. We view them more from a brokerage perspective. Many of these companies hold inventory for market making purposes or for their own benefit, which is something that obscures the neutrality required for Self-Regulatory Organizations. An exchange that takes market risk may not be entirely objective.

This landscape is quickly changing. The Chicago Board Options Exchange now offers Cboe Digital, with a substantial set of rules and procedures for spot market digital asset trading and clearing. It may take some time for review by regulatory authorities, but we believe it is likely that Cboe Digital’s Spot Market will eventually be recognized as a much-needed SRO that provides clarity and transparency to crypto spot trading. If this plays out, it is likely that other exchanges with solid regulatory standing will follow. This is an enormous step in the recognition of cryptocurrencies as a legitimate asset class. It is also an enormous development for the portfolio.

True exchanges like Cboe have robust business models: high margins, scalability, and low capex1 requirements needed to achieve growth. They operate as financial technology companies but lack the excessive tech valuations. We view these companies as solid businesses in their current form, with incredible optionality related to the incorporation of blockchain-based digital assets.

We’ve focused much of the portfolio commentary and decision-making on the prospects of the cryptocurrency market. Though blockchain applications are not restricted to cryptocurrencies, we believe that select cryptocurrencies are currently the most promising use case of the technology. Bitcoin, and a few others with similar implementations, stand out from the perspective of decentralization, scarcity, security, and transparency. The application of the technology to tokenize other assets in a decentralized format with provable issuance, transfers, and balances across participants remains a vision of our management team.

[1]	CAPEX: Capital expenditures (capex) refer to funds that are used by a company for the purchase, improvement, or maintenance of long-term assets to improve the efficiency or capacity of the company.

Horizon Kinetics Blockchain Development ETF

Shareholder Letter

December 31, 2022 (Unaudited)

Blockchain does not inherently make a digital asset valuable. There are a variety of iterations that apply different protocols, but the tech can be used to provide substantial improvements to incumbent systems. The digital asset itself still needs to exhibit the same supply and demand attractiveness that drives interest in any investment. This is why, with over 20,000 cryptocurrencies available, we are only interested in a handful from an investment perspective.

A strength of the portfolio lies in the wide net cast by an exchange-heavy approach. For exchanges, it may not matter which digital assets end up the winners and losers of the coming age. As long as a sound platform can apply a consistent ruleset among similar blockchain-based assets, these exchanges can benefit from additional volume across the ecosystem. While we optimistically await additional applications of the technology, we are happy to hold companies that aim to enhance the networks of digital assets we currently find valuable.

BCDF was curated with a forward-looking approach to the blockchain developments within these businesses. While most exchanges are involved with the development of digital asset solutions, it remains a relatively small portion of their revenues given the infancy of the asset class. We believe this will change in the near future, as this optionality is realized, and the asset class is legitimized.

Portfolio Update:

The Fund’s negative performance was driven by a significant collapse in the cryptocurrency markets, as highly leveraged companies across the industry collapsed under sustained price pressure. Cryptocurrency as an asset class is still nascent, and many companies with more established exposure remain unproven from an operating perspective. The Fund has largely avoided these companies, preferring to own firms with sound business models even if their blockchain solutions remain in early development.

Major performance drivers remain tied to transactional volume and adoption of cryptocurrencies as an asset class. Financial exchanges and select investment managers exemplify sound businesses that can exploit the optionality tied to any expansion of these metrics. Rising cryptocurrency prices and a renaissance in the bitcoin mining space may give rise to additional opportunities for allocations. We remain optimistic that major vectors of bitcoin economics – the network hash rate and equipment pricing– will eventually normalize, providing an opportunistic environment for those companies with appropriate capitalization and patience.

Data as of: 12/31/2022

	1 Month	YTD	1 Year	3 Year	5 Year	Since Inception Annualized
Net Asset Value	-4.22%	-21.50%	—	—	—	—
Market Value	-4.30%	-21.31%	—	—	—	—

PERFORMANCE RISK DISCLOSURES

Inception Date: 8/1/2022. Expense Ratio: 0.85%.

Returns are average annualized total returns, except those for periods of less than one year, which are cumulative.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to most recent month end please call 646-495-7333.

Shares are bought and sold at market price not net asset value (NAV). Market price returns are based upon the closing composite market price and do not represent the returns you would receive if you traded shares at other times.

Short term performance, in particular is not a good indication of future performance and an investment should not be made based solely on returns.

Horizon Kinetics Blockchain Development ETF

Shareholder Letter

December 31, 2022 (Unaudited)

IMPORTANT RISK DISCLOSURES

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a statutory prospectus and summary prospectus by contacting 646-495-7333. Read it carefully before investing.

The Horizon Kinetics Blockchain Development ETF (Symbol: BCDF) is an exchange traded fund managed by Horizon Kinetics Asset Management LLC (“HKAM”).

Associated Risk of Investing in Blockchain Development Companies. The Fund will invest in Blockchain Development Companies. At times, Blockchain Development Companies may be out of favor and underperform other industries or groups of industries or the market as a whole. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Fund to potentially adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

The Fund does not invest directly in cryptocurrencies or initial coin offerings and as a result, its performance does not seek to, and should not be expected to, correspond to the performance of any particular cryptocurrency. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.

The Fund may invest in the securities of smaller and mid-capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The fund is actively managed and may be affected by the investment adviser’s security selections.

Diversification does not assure a profit or protect against a loss in a declining market.

HKAM does not provide tax or legal advice, all investors are encouraged to consult their tax and legal advisors regarding an investment in the Fund. You may obtain additional information about HKAM at our website at www.horizonkinetics.com.

No part of this material may be copied, photocopied, or duplicated in any form, by any means, or redistributed without the express written consent of HKAM.

The Horizon Kinetics Blockchain Development ETF (BCDF) is distributed by Foreside Fund Services, LLC (“Foreside”). Foreside is not affiliated with BCDF or Horizon Kinetics LLC or its subsidiaries.

Horizon Kinetics ETFs

Shareholder Expense Example

(Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2022 to December 31, 2022).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During the Period
Horizon Kinetics Inflation Beneficiaries ETF
Actual	$ 1,000.00	$ 1,111.80	0.85%	$ 4.52(1)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33(2)

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 184/365 (to reflect the six-month period).

	Hypothetical Account Value 7/1/22^	Beginning Account Value 8/1/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
Horizon Kinetics Blockchain Development ETF
Actual	N/A	$ 1,000.00	$ 785.00	0.85%	$ 3.18(3)
Hypothetical (5% return before expenses)	$ 1,000.00	N/A	$ 1,020.92	0.85%	$ 4.33(2)

(^)	Fund commenced operations on August 1, 2022.

(2)

Hypothetical expenses are calculated using the Fund’s annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 184 days, and divided by the number of days in the most recent twelve-month period, 365 days.

(3)

Actual expenses are calculated using the Fund’s annualized expense ratio multiplied by the average account value during the period, multiplied by the number of days since inception, 153 days, and divided by the number of days in the most recent twelve-month period, 365 days.

Horizon Kinetics Inflation Beneficiaries ETF

Performance Overview

December 31, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2022)

ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED December 31, 2022
Total Returns	1 Year	Since Commencement[1]
Horizon Kinetics Inflation Beneficiaries ETF — NAV	2.57%	13.93%
Horizon Kinetics Inflation Beneficiaries ETF — Market	2.66%	13.97%
MSCI ACWI All Cap Index	(18.44)%	(2.88)%
S&P GSCI	25.99%	30.97%

[1]	The Fund commenced operations on January 11, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI ACWI All Cap Index covers more than 14,000 securities and includes large, mid, small, and micro-cap size segments. The S&P GSCI is the commodity equivalent of stock indexes, such as the S&P 500 and Dow Jones.

This chart illustrates the performance of a hypothetical $10,000 investment made on January 11, 2021 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockhain Development ETF

Performance Overview

December 31, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2022)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED December 31, 2022
Total Returns	Since Commencement[1]
Horizon Kinetics Blockchain Development ETF—NAV	(21.50)%
Horizon Kinetics Blockchain Development ETF—Market	(21.31)%
NASDAQ Composite Total Return Index	(15.03)%

[1]	The Fund commenced operations on August 1, 2022.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The NASDAQ Composite Total Return Index covers more than 3,700 equity securities including common stocks, ordinary shares, American depository receipts (ADRs), units of real estate investment trusts (REITs), publicly traded partnerships, and tracking stocks.

This chart illustrates the performance of a hypothetical $10,000 investment made on August 1, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS — 95.5%
Aerospace & Defense — 2.4%
CACI International, Inc. - Class A (a)	102,010	$30,663,186

Agriculture Operations — 10.2%
Archer-Daniels-Midland Co.	750,859	69,717,258
Bunge, Ltd. (b)	412,962	41,201,219
Wilmar International, Ltd. (b)	6,189,500	19,244,121
		130,162,598
Fertilizer — 2.4%
Nutrien, Ltd.	425,903	31,103,696

Global Exchanges — 11.3%
ASX, Ltd. (b)	785,785	36,246,504
Deutsche Boerse AG (b)	273,780	47,159,620
Japan Exchange Group, Inc. (b)	517,829	7,446,895
Singapore Exchange, Ltd. (b)	4,353,518	29,051,585
TMX Group, Ltd. (b)	241,462	24,150,655
		144,055,259
Insurance Brokers — 3.2%
Marsh & McLennan Cos., Inc.	246,464	40,784,863

Investment Management & Advisory Services — 1.8%
Cohen & Steers, Inc.	225,063	14,530,067
Sprott, Inc. (b)(d)	240,900	8,029,197
		22,559,264
Medical Labs & Testing Services — 2.6%
Charles River Laboratories International, Inc. (a)	154,467	33,658,359

Medical, Biomedical & Genetics — 1.2%
Royalty Pharma PLC - Class A (b)	398,484	15,748,088

Metal, Diversified — 5.0%
Altius Minerals Corp. (b)	608,233	9,970,002
Glencore PLC (b)	8,124,146	53,983,764
		63,953,766
Metal, Iron — 3.4%
Deterra Royalties, Ltd. (b)	7,586,186	23,562,140
Labrador Iron Ore Royalty Corp. (b)(d)	385,752	9,560,170
Mesabi Trust	575,335	10,367,537
		43,489,847
Oil Company, Exploration & Production — 24.6%
Permian Basin Royalty Trust	1,046,586	26,373,967
PrairieSky Royalty, Ltd. (b)	4,244,959	67,984,509
Sabine Royalty Trust	7,631	652,069
Sitio Royalties Corp. (d)	2,097,283	60,506,610
Texas Pacific Land Corp.	34,304	80,416,466
Topaz Energy Corp. (b)	629,091	9,810,468
Viper Energy Partners LP	2,112,084	67,143,150
		312,887,239
Pipelines — 2.8%
Cheniere Energy, Inc.	236,288	35,433,749

Precious Metals — 11.1%
Franco-Nevada Corp. (b)	372,864	50,888,479
Osisko Gold Royalties, Ltd. (b)	2,139,084	25,818,744
Sandstorm Gold, Ltd. (b)	2,674,218	14,066,386
Wheaton Precious Metals Corp. (b)	1,295,624	50,632,986
		141,406,595
Private Equity — 2.3%
Brookfield Asset Management, Ltd. (a)(b)	189,308	5,427,460
Brookfield Corp. (b)	757,211	23,821,858
		29,249,318
Real Estate Management & Services — 2.3%
CBRE Group, Inc. - Class A (a)	384,625	29,600,740

Real Estate Operators & Developers — 1.2%
The St. Joe Co.	382,165	14,770,677

Securities & Commodities Exchanges — 5.0%
CME Group, Inc.	102,257	17,195,537
Intercontinental Exchange, Inc.	448,994	46,062,295
		63,257,832
Timber — 2.6%
West Fraser Timber Co., Ltd. (b)	462,961	33,467,451
TOTAL COMMON STOCKS (Cost $1,214,062,543)		1,216,252,527

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Schedule of Investments

December 31, 2022 (Continued)

	Shares	Value
PARTNERSHIPS — 0.6%
Oil Company, Exploration & Production — 0.6%
Dorchester Minerals LP	273,063	$8,172,775
TOTAL PARTNERSHIPS (Cost $2,607,593)		8,172,775

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.1%
Timber — 2.1%
Weyerhaeuser Co.	876,955	27,185,605
TOTAL REITS (Cost $33,241,927)		27,185,605

SHORT TERM INVESTMENTS — 1.7%
Deposit Accounts — 1.7%
U.S. Bank Money Market Deposit Account, 2.15% (c)	21,552,819	21,552,819
TOTAL SHORT TERM INVESTMENTS (Cost $21,552,819)		21,552,819

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.6%
U.S. Bank Money Market Deposit Account, 2.15% (c)	45,283,854	45,283,854
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $45,283,854)		45,283,854

TOTAL INVESTMENTS (Cost $1,316,748,736) — 103.5%		1,318,447,580
Other assets and liabilities, net — (3.5)%		(44,224,530)
NET ASSETS — 100.0%		$1,274,223,050

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

(d)	All or a portion of this security is on loan as of December 31, 2022. The market value of securities out on loan is $42,305,823.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	50.8%
Canada	26.2%
Australia	4.6%
Jersey	4.2%
Germany	3.7%
Singapore	3.7%
Bermuda	3.2%
United Kingdom	1.2%
Japan	0.6%
Total Country	98.2%
SHORT-TERM INVESTMENTS	1.7%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	3.6%
TOTAL INVESTMENTS	103.5%
Other assets and liabilities, net	-3.5%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS — 93.3%
Aerospace & Defense — 6.5%
CACI International, Inc. - Class A (a)	428	$128,653

Banks — 5.6%
Customers Bancorp, Inc. (a)	2,496	70,737
Signature Bank	343	39,520
		110,257
Capital Markets — 23.3%
Bakkt Holdings, Inc. (a)	55,972	66,607
Galaxy Digital Holdings, Ltd. (a)(b)	24,124	68,903
MarketAxess Holdings, Inc.	271	75,579
Tradeweb Markets, Inc. - Class A	1,003	65,125
Urbana Corp. - Class A (a)(b)	30,306	86,783
WisdomTree Investments, Inc.	17,630	96,083
		459,080
Global Exchanges — 31.2%
ASX, Ltd. (b)	2,468	113,843
Cboe Global Markets, Inc.	315	39,523
Deutsche Boerse AG (b)	748	128,846
Japan Exchange Group, Inc. (b)	4,776	68,684
London Stock Exchange Group PLC (b)	792	67,985
Singapore Exchange, Ltd. (b)	14,328	95,612
TMX Group, Ltd. (b)	1,016	101,619
		616,112
IT Services — 7.3%
Applied Digital Corp. (a)	11,576	21,300
Digital Garage, Inc. (b)	3,512	121,773
		143,073
Professional Services — 6.0%
Science Applications International Corp.	1,068	118,473

Securities & Commodities Exchanges — 9.1%
CME Group, Inc.	448	75,336
Intercontinental Exchange, Inc.	1,024	105,052
		180,388
Thrifts & Mortgage Finance — 4.3%
New York Community Bancorp, Inc.	9,860	84,796
TOTAL COMMON STOCKS (Cost $2,077,997)		1,840,832

SHORT TERM INVESTMENTS — 6.7%
Deposit Accounts — 6.7%
U.S. Bank Money Market Deposit Account, 2.15% (c)	132,240	132,240
TOTAL SHORT TERM INVESTMENTS (Cost $132,240)		132,240

TOTAL INVESTMENTS (Cost $2,210,237) — 100.0%		1,973,072
Other assets and liabilities, net — (0.0)% (d)		(143)
NET ASSETS — 100.0%		$1,972,929

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

(d)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	50.0%
Japan	9.6%
Canada	9.5%
Germany	6.5%
Australia	5.8%
Singapore	4.9%
Cayman Islands	3.5%
United Kingdom	3.5%
Total Country	93.3%
SHORT-TERM INVESTMENTS	6.7%
TOTAL INVESTMENTS	100%
Other assets and liabilities, net	0.0%
NET ASSETS	100%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Statements of Assets and Liabilities

December 31, 2022

	Horizon Kinetics Inflation Beneficiaries ETF	Horizon Kinetics Blockchain Development ETF
Assets
Investments, at value(1)(2)	$1,318,447,580	$1,973,072
Cash	90,608	—
Foreign currency, at value(3)	118,978	—
Receivable for investment securities sold	6,183,872	—
Dividends and interest receivable	1,952,614	2,505
Securities lending income receivable	14,276	—
Total assets	1,326,807,928	1,975,577

Liabilities
Payable for collateral on securities loaned (Note 7)	45,283,854	—
Payable for Fund shares redeemed	6,309,910	—
Payable to Adviser	937,737	1,450
Payable for investment securities purchased	53,377	1,198
Total liabilities	52,584,878	2,648
Net Assets	$1,274,223,050	$1,972,929

Net Assets Consists of:
Paid-in capital	$1,280,159,802	$2,471,823
Total distributable earnings (accumulated losses)	(5,936,752)	(498,894)
Net Assets	$1,274,223,050	$1,972,929

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	40,500,000	100,000
Net Asset Value, redemption price and offering price per share	$31.46	$19.73

(1) Includes loaned securities with a value of:	$42,305,823	$—
(2) Cost of investments	1,316,748,736	2,210,237
(3) Cost of foreign currency	118,812	—

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Statements of Operations

For the Year or Period Ended December 31, 2022

	Horizon Kinetics Inflation Beneficiaries ETF	Horizon Kinetics Blockchain Development ETF(1)
Investment Income
Dividend income (net of withholding tax of $1,404,320 and $303 respectively)	$31,284,941	$13,439
Interest income	298,378	961
Securities lending income, net	61,730	—
Total investment income	31,645,049	14,400

Expenses
Investment advisory fees	10,433,292	6,878
Tax expense	243	185
Total expenses	10,433,535	7,063
Net investment income	21,211,514	7,337

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	28,276,336	(261,676)
Foreign currency transactions	(10,688)	47
Net realized gain (loss) on investments and foreign currency:	28,265,648	(261,629)
Net change in unrealized appreciation/depreciation on:
Investments	(48,072,709)	(237,164)
Foreign currency translation	(4,621)	(4)
Net change in unrealized depreciation on investments and foreign currency translation	(48,077,330)	(237,168)
Net realized and unrealized gain on investments and foreign currency loss	(19,811,682)	(498,797)
Net increase (decrease) in net assets from operations	$1,399,832	$(491,460)

(1)	The Fund commenced operations on August 1, 2022.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Statements of Changes in Net Assets

	Year Ended December 31, 2022	Period Ended December 31, 2021(1)
From Operations
Net investment income	$21,211,514	$5,012,258
Net realized gain on investments and foreign currency transactions	28,265,648	10,814,131
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(48,077,330)	49,772,557
Net increase in net assets resulting from operations	1,399,832	65,598,946

From Distributions
Distributable earnings	(22,124,800)	(6,395,043)
Total distributions	(22,124,800)	(6,395,043)

From Capital Share Transactions
Proceeds from shares sold	640,032,713	877,256,207
Cost of shares redeemed	(213,596,625)	(67,948,180)
Net increase in net assets resulting from capital share transactions	426,436,088	809,308,027

Total Increase in Net Assets	405,711,120	868,511,930

Net Assets
Beginning of period	868,511,930	—
End of period	$1,274,223,050	$868,511,930

Changes in Shares Outstanding
Shares outstanding, beginning of period	27,825,000	—
Shares sold	19,750,000	30,100,000
Shares redeemed	(7,075,000)	(2,275,000)
Shares outstanding, end of period	40,500,000	27,825,000

(1)	The Fund commenced operations on January 11, 2021.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Statement of Changes in Net Assets

Period Ended December 31, 2022(1)
From Operations
Net investment income	$7,337
Net realized loss on investments and foreign currency transactions	(261,629)
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	(237,168)
Net decrease in net assets resulting from operations	(491,460)

From Distributions
Distributable earnings	(7,434)
Total distributions	(7,434)

From Capital Share Transactions
Proceeds from shares sold	2,471,823
Cost of shares redeemed	—
Net increase in net assets resulting from capital share transactions	2,471,823

Total Increase in Net Assets	1,972,929

Net Assets
Beginning of period	—
End of period	$1,972,929

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	100,000
Shares redeemed	—
Shares outstanding, end of period	100,000

(1)	The Fund commenced operations on August 1, 2022.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Financial Highlights

For a Share Outstanding Throughout each Period

	Year Ended December 31, 2022		Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$31.21		$25.00

Income (loss) from investment operations:
Net investment income(2)	0.53		0.30
Net realized and unrealized gain (loss) on investments(7)	0.24		6.19
Total from investment operations	0.77		6.49

Less distributions paid:
From net investment income	(0.52)		(0.27)
From net realized gains	—		(0.01)
Total distributions paid	(0.52)		(0.28)

Net Asset Value, End of Period	$31.46		$31.21

Total return, at NAV(3)	2.57	%(4)	26.05	%(4)
Total return, at Market(3)	2.66	%(4)	26.03	%(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,274,223		$868,512

Ratio of expenses to average net assets	0.85	%(5)	0.85	%(5)
Ratio of net investment income to average net assets	1.73	%(5)	1.02	%(5)
Portfolio turnover rate(6)	9.24	%(4)	0	%(4)(8)

(1)	The Fund commenced investment operations on January 11, 2021.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(7)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(8)	Amount is less than 0.5%.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Blockchain Development ETF

Financial Highlights

For a Share Outstanding Throughout each Period

	Period Ended December 31, 2022(1)
Net Asset Value, Beginning of Period	$25.23

Income (loss) from investment operations:
Net investment income(2)(7)	0.08
Net realized and unrealized gain (loss) on investments	(5.51)
Total from investment operations	(5.43)

Less distributions paid:
From net investment income	(0.07)
From net realized gains	—
Total distributions paid	(0.07)

Net Asset Value, End of Period	$19.73

Total return, at NAV(3)	(21.50	)%(4)
Total return, at Market(3)	(21.31	)%(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$1,973

Ratio of expenses to average net assets	0.87	%(5)(8)
Ratio of net investment income to average net assets	0.90	%(5)
Portfolio turnover rate(6)	5.12	%(4)

(1)	The Fund commenced investment operations on August 1, 2022.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(7)	Amount is less than 0.05%.

(8)	Ratio of expenses to average net assets includes tax expense of 0.02% for the period ended December 31, 2022.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022

1.	ORGANIZATION

Horizon Kinetics Inflation Beneficiaries ETF (“INFL”) and Horizon Kinetics Blockchain Development ETF (“BCDF”) (each a “Fund” and collectively, the “Funds”) are non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

INFL is an actively-managed exchange-traded fund (“ETF”) that seeks long-term capital growth in real (inflation-adjusted) terms. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of domestic and foreign companies that are expected to benefit, either directly or indirectly, from rising prices (inflation).

BCDF is an actively-managed ETF that seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in equity securities that to benefit, either directly or indirectly, from the use of blockchain technology in connection with the issuance, facilitation, custody, trading and administration of digital assets, including cryptocurrencies.

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Horizon Kinetics Asset Management LLC (“Horizon Kinetics” or “Adviser”), the Funds’ Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of each Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, each Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2022, are as follows:

	Level 1	Level 2	Level 3	Total
INFL
Investments - Assets:
Common Stocks*	$1,216,252,527	$—	$—	$1,216,252,527
Partnerships*	8,172,775	—	—	8,172,775
Real Estate Investment Trusts*	27,185,605	—	—	27,185,605
Deposit Accounts	21,552,819	—	—	21,552,819
Investments Purchased with Proceeds From Securities Lending	45,283,854	—	—	45,283,854
Total Investments - Assets	$1,318,447,580	$—	$—	$1,318,447,580

	Level 1	Level 2	Level 3	Total
BCDF
Investments - Assets:
Common Stocks*	$1,840,832	$—	$—	$1,840,832
Deposit Accounts	132,240	—	—	132,240
Total Investments - Assets	$1,973,072	$—	$—	$1,973,072

*	See Schedule of Investments for sector classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Funds are treated as a separate entity for Federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, each Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Funds generally pays out dividends from net investment income, if any, at least quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Funds’ Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2022, the Funds’ fiscal period end, the Funds had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

INFL and BCDF recognized no interest or penalties related to uncertain tax benefits in the 2022 fiscal period. At December 31, 2022, the Funds’ fiscal period end, the tax periods from commencement of operations remained open to examination in the Funds’ major tax jurisdictions.

Indemnification

In the normal course of business, the Funds expect to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Funds, and Horizon Kinetics, each Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. Horizon Kinetics has agreed to pay all expenses of the Funds except the fee paid to Horizon Kinetics under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Funds. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Funds pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays each Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of each Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Unit Transaction Fee charged by each Fund for each creation order is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Funds are displayed in the Capital Share Transactions section on the Statement of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Funds and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Funds will be issued to such authorized participant notwithstanding the fact that the Funds’ deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Funds or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

Year Ended December 31, 2022
Ordinary Income
Horizon Kinetics Inflation Beneficiaries ETF	$22,124,800
Horizon Kinetics Blockchain Development ETF (1)	7,434

(1)	The Fund commenced investment operations on August 1, 2022

	Period Ended December 31, 2021
	Ordinary Income(1)	Long-Term Capital Gain
Horizon Kinetics Inflation Beneficiaries ETF	$5,908,713	$486,330

(1)	Ordinary income includes short-term capital gains

As of December 31, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Horizon Kinetics Inflation Beneficiaries ETF	Horizon Kinetics Blockchain Development ETF
Federal Tax Cost of Investments	$1,321,380,306	$2,210,553
Gross Tax Unrealized Appreciation	$134,179,228	$58,620
Gross Tax Unrealized Depreciation	(136,996,759)	(296,104)
Net Tax Unrealized Appreciation (Depreciation)	(2,817,531)	(237,484)
Undistributed Ordinary Income	—	112
Undistributed Tax-Exempt Income	—	—
Undistributed Long-Term Gains	—	—
Other Accumulated Gain (Loss)	(3,119,221)	(261,522)
Total Distributable Earnings / (Accumulated Losses)	$(5,936,752)	$(498,894)

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and passive foreign investment company mark to market.

Under current tax law, net capital losses realized after October 31 as well as certain specified ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses and post-October losses are determined only at the end of each fiscal year.

At December 31, 2022, the Funds had carryforward losses and post-October losses which will be carried forward indefinitely to offset future realized capital gains as follows:

	Indefinite Short- Term Capital Loss Carryover	Ordinary Late Year Loss Deferral
Horizon Kinetics Inflation Beneficiaries ETF	$(2,846,081)	$273,140
Horizon Kinetics Blockchain Development ETF	(261,522)	—

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to redemptions in-kind and the use of equalization. For the year ended December 31, 2022, the following table shows the reclassifications made:

	Total Distributable Earnings (Losses)	Paid-In Capital
Horizon Kinetics Inflation Beneficiaries ETF	$(34,372,660)	$34,372,660
Horizon Kinetics Blockchain Development ETF	—	—

6.	INVESTMENT TRANSACTIONS

During the year or period ended December 31, 2022, the Funds realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statements of Operations is as follows:

	Realized Gains	Realized Losses
Horizon Kinetics Inflation Beneficiaries ETF	$41,878,729	$(6,777,163)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year or period ended December 31, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Horizon Kinetics Inflation Beneficiaries ETF	$125,142,976	$110,567,883	$607,064,118	$208,209,439
Horizon Kinetics Blockchain Development ETF	98,231	204,299	2,445,586	—

7.	SECURITIES LENDING

The Funds may lend domestic and foreign securities in its portfolio to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective May 5, 2021, which is administered by the Custodian. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 105%

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

of the then current market value of any loaned securities that are foreign securities, or 102% of the then current market value of any other loaned securities. The custodian performs on a daily basis marking to market loaned securities and collateral. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Funds to the borrower will equal at least 100% of the market value of the loaned securities. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The collateral invested in the Funds, if any, is reflected in the Fund’s Schedule of Investments and is included in the Statement of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Funds is included on the Statement of Assets and Liabilities as “Payable for collateral on securities loaned.” During the year ended December 31, 2022, INFL loaned securities and received cash collateral for the loans, which was invested in the U.S. Bank Money Market Deposit Account. The Fund receives compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Funds, and the Custodian, each Fund pays a fee to the Custodian, which is calculated daily and paid monthly, at a rate of 20% of the first $2 million of the Funds’ aggregate net income, 10% of the next $4 million of the Funds’ aggregate net income and 5% of the Funds’ aggregate net income that exceeds $6 million. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is included in the Statement of Operations as “Securities lending income.” The Funds continues to receive interest payments or dividends on the securities loaned during the borrowing period.

As of December 31, 2022, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

	Values of Securities on Loan	Fund Collateral Received*
Horizon Kinetics Inflation Beneficiaries ETF	$42,305,823	$45,283,854

*	The cash collateral received was invested in the U.S. Bank Money Market Deposit Account, with an overnight and continuous maturity, as shown on the Schedule of Investments.

8.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a

Horizon Kinetics ETFs

Notes to Financial Statements

December 31, 2022 (Continued)

significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

A complete description of principal risks is included in the prospectus under the heading ‘’Principal Investment Risks’’.

9.	SUBSEQUENT EVENTS

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

On January 30, 2023, the Horizon Kinetics Medical ETF (“MEDX”) commenced operations. MEDX is a non-diversified series of Listed Funds Trust and Horizon Kinetics Asset Management LLC (“Horizon Kinetics”) serves as the fund’s investment adviser. MEDX is an actively-managed ETF with an investment objective that seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies engaged in medical research, pharmaceutical and medical technology industries and related technology industries, generally, with an emphasis toward companies engaged in cancer research and drug development, such as pharmaceutical development companies, surgical and medical instrument manufacturers and developers, pharmaceutical manufacturers, and biotech and medical research companies.

On January 30, 2023, the Horizon Kinetics SPAC Active ETF (“SPAQ”) commenced operations. SPAQ is a non-diversified series of Listed Funds Trust and Horizon Kinetics serves as the fund’s investment adviser. SPAQ is an actively-managed ETF with an investment objective that seeks to generate realized capital gains in excess of short-term interest rates on a risk adjusted basis by, under normal circumstances, in special purpose acquisition companies (“SPACs”) that the fund’s investment sub-adviser believes will generate net realized capital gains in excess of the income derived from bank certificates of deposit with similar maturities.

Both MEDX and SPAQ commenced operations after the assets of two other investment companies advised by Horizon Kinetics were transferred to each Fund, respectively, in tax-free reorganizations as of the close of business on January 27, 2023.

On February 22, 2023, the Horizon Kinetics Energy and Remediation ETF (“NVIR”) commenced operations. NVIR is a non-diversified series of Listed Funds Trust and Horizon Kinetics serves as the fund’s investment adviser. NVIR is an actively-managed ETF with an investment objective that seeks long-term growth of capital by investing primarily in securities of companies that are expected to benefit, either directly or indirectly, from the increasing focus on climate and environmentally sensitive carbon-based energy production.

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Horizon Kinetics ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of Horizon Kinetics ETFs and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Horizon Kinetics Inflation Beneficiaries ETF and Horizon Kinetics Blockchain Development ETF (the “Funds”), each a series of Listed Funds Trust, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Horizon Kinetics Inflation Beneficiaries ETF	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from January 11, 2021 (commencement of operations) through December 31, 2021.
Horizon Kinetics Blockchain Development ETF	For the period from August 1, 2022 (commencement of operations) through December 31, 2022.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

Horizon Kinetics Inflation Beneficiaries ETF

Board Consideration and Approval of
Continuation of Advisory Agreement (Unaudited)

At meetings held on December 8, 2022 (the “December Meeting”) and January 9, 2023 (the “January Meeting” and together with the December Meeting, the “Meetings”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the continuation of the advisory agreement (the “Agreement”) between Horizon Kinetics Asset Management LLC (the “Adviser”) and the Trust, on behalf of the Horizon Kinetics Inflation Beneficiaries ETF (the “Fund”).

Pursuant to Section 15 of the 1940 Act, the continuation of the Advisory Agreement after its initial two-year term must be approved annually by: (i) the vote of the Board or shareholders of the Fund and (ii) the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meetings, the Board requested from and reviewed a wide variety of information provided by the Adviser.

In addition to the written materials provided to the Board in advance of the Meetings, representatives from the Adviser provided the Board with an overview, during the December Meeting, of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and operations. The Board considered the Adviser’s presentation and the materials it received in advance of the Meetings, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Board in considering the approval of the Agreement. The Board also considered the information about the Fund and the Adviser provided over the course of the prior year. The Board deliberated on the approval of the Agreement for an additional one-year period in light of this information. Throughout the process, the Board was afforded the opportunity to ask questions of, and request additional materials from, the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the Agreement and the Independent Trustees’ responsibilities relating thereto.

At the Meetings, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services provided by the Adviser to the Fund; (ii) the Fund’s expenses and performance; (iii) the cost of the services provided and profits to be realized by the Adviser from the relationship with Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with its shareholders; (vi) any benefits derived by the Adviser from the relationship with the Fund, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangement and the renewal of the Advisory Agreement. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided under the Advisory Agreement, noting that the Adviser expected to continue to provide substantially similar investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser and the investment management services it has provided to the Fund. The Board noted that it had received a copy of the Adviser’s registration form on Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

In addition to the Adviser’s responsibilities with respect to implementing the Fund’s investment program, the Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, compliance with various policies and procedures and with applicable securities regulations, and the extent to which the Fund achieved its investment objective.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the materials provided to the Board in advance of the December Meeting. The Board noted that, for the one-year and since inception periods ended September 30, 2022, the Fund outperformed the MSCI ACWI all Cap Index Net, before Fund fees

Horizon Kinetics Inflation Beneficiaries ETF

Board Consideration and Approval of
Continuation of Advisory Agreement (Unaudited)

and expenses. The Board also noted that, for the one-year period ended October 31, 2022, the Fund significantly outperformed the median for its peer funds in the universe of Global Small/Mid Stock ETFs as reported by Morningstar (the “Category Peer Group”).

The Board also considered the Fund’s performance relative to certain funds identified by the Adviser as the Fund’s most similar peer funds (the “Selected Peer Group”). The Board noted the Fund performed within the range of returns of the Selected Peer Group for the one-year period ended September 30, 2022.

Cost of Services Provided and Profitability. The Board reviewed the expense ratio for the Fund and compared the Fund’s expense ratio to those of its Category Peer Group and Selected Peer Group. The Board took into consideration that the Adviser charges a “unitary fee,” meaning the Fund pays no expenses except for the advisory fee paid to the Adviser pursuant to the Advisory Agreement and certain expenses excluded from the unitary fee arrangement, including interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b 1 under the 1940 Act. The Board noted that the Adviser continues to be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own revenue and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account the Adviser’s profitability analysis with respect to the Fund.

The Board noted the Fund’s expense ratio was higher than the median expense ratio but within the range of expense ratios of the Category Peer Group and within the range of expense ratios of the Selected Peer Group. The Board also noted that, because the Category Peer Group included passively-managed funds of large fund complexes where economies of scale are more easily attainable, the Category Peer Group may not allow for an apt comparison by which to judge the Fund’s expense ratio. Based on its review, the Board concluded that the investment advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Economies of Scale. The Board and the Adviser had a robust discussion of economies of scale and whether the Fund had achieved economies of scale given its recent increase in assets under management (“AUM”). The Board and the Adviser noted it was too soon to tell if the increased AUM was attributable to current market conditions or a more stable rise in its appeal to investors. The Adviser also noted its practice of reinvesting in its business for the benefit of the Fund and the other products it manages. The Board and the Adviser agreed to monitor the continued growth of the Fund going forward to determine if breakpoints may be appropriate to share the benefit of potential economies of scale with the Fund’s shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Horizon Kinetics Blockchain Development ETF

Board Consideration and Approval of Advisory Agreement

(Unaudited)

At a meeting held on March 16-17, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”), including those trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of an advisory agreement (the “Agreement”) between Horizon Kinetics Asset Management, LLC (the “Adviser”) and the Trust, on behalf of Horizon Kinetics Blockchain Development ETF (the “Fund”).

Pursuant to Section 15 of the 1940 Act and related exemptive relief, the Agreement must be approved by: (i) the vote of the Board or shareholders of the Fund; and (ii) the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval. As discussed in greater detail below, in preparation for the Meeting, the Board requested from, and reviewed a wide variety of information provided by the Adviser.

In addition to the written materials provided to the Board in advance of the Meeting, representatives from the Adviser provided the Board with an overview of its advisory business, including information about its investment personnel, financial resources, experience, investment processes, and compliance program. The representatives discussed the services to be provided by the Adviser, as well as the rationale for launching the Fund, the Fund’s proposed fees, and information with respect to the Fund’s strategy and certain operational aspects of the Fund. The Board considered the Adviser’s presentation and the materials it received in advance of the Meeting, including a memorandum from legal counsel to the Trust regarding the responsibilities of the Trustees in considering the approval of the Agreement. The Board also considered the information about the Fund and the Adviser over the course of the prior year. The Board deliberated on the approval of the Agreement in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed advisory arrangement and the Independent Trustees’ responsibilities relating thereto.

At the Meeting, the Board, including a majority of the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser to the Fund; (ii) Fund expenses and performance; (iii) the cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which of the advisory fee reflects economies of scale to be shared with Fund shareholders; (vi) any benefits to be derived by the Adviser from the relationship with the Fund, including any fall-out benefits enjoyed by the Adviser; and (vii) other factors the Board deemed relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangements and the approval of the Agreement. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and the individual Trustees may have attributed different weights to various factors.

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided under the Agreement, noting that the Adviser will be providing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities. The Board considered other services to be provided by the Adviser to the Fund, including monitoring adherence to the Fund’s investment restrictions, overseeing the activities of service providers, monitoring compliance with various policies and procedures with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed fund. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past and current reports from the Trust’s Chief Compliance Officer regarding his review of the Adviser’s compliance program, as well as the Board’s experience with the Adviser as the investment adviser to other series of the Trust. The Board noted that it had received a copy of the Adviser’s registration form on Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services to be provided by the Adviser.

Fund Expenses and Performance. Because the Fund had not yet commenced operations, the Board noted that there were no historical performance records to consider. Instead, the Board was presented with information about the Fund’s investment strategies and expected break-even expense analyses. The Board then reviewed the proposed expense ratio for the Fund and compared it to the universe of Trading-Miscellaneous ETFs, Miscellaneous Sector ETFs, and Financial ETFs, as reported by Morningstar (collectively, the “Category Peer Group”) and its most direct competitors as identified by the Adviser (the “Selected Peer Group”). The Board noted that the proposed expense ratio for the Fund was higher than the median for the

Horizon Kinetics Blockchain Development ETF

Board Consideration and Approval of Advisory Agreement

(Unaudited)

Category Peer Group, but was within the range of expense ratios for both the Category Peer Group and Selected Peer Group. The Board further noted that because the Category Peer Group included thematic funds with different investment strategies from the Fund, the Category Peer Group may not allow for an apt comparison by which to judge the Fund’s expense ratio. Based on its review, the Board concluded that the investment advisory fee and expense ratios appeared to be competitive and are otherwise reasonable in light of the information provided.

Cost of Services to be Provided and Profitability. The Board considered the cost of the services to be provided by the Adviser, the proposed advisory fees, and the estimated profitability projected by the Adviser, including the methodology underlying such projection. The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning the Fund would pay no expenses except for the fee paid to the Adviser pursuant to the Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b 1 under the 1940 Act. The Adviser would be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board considered the Adviser’s projected break-even point for the Fund or the level of the Fund’s assets under management at which the Adviser may earn revenue from its unitary fee in excess of the expenses necessary to operate the Fund on a day-to-day basis. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Fund. Based on the projected profitability information presented and the comparability of the Fund’s proposed fees and expenses to those of its peer funds, the Board concluded that the Adviser’s anticipated profitability appears reasonable at this time.

Economies of Scale. The Board noted that the Adviser might realize economies of scale in managing the Fund and acknowledged that breakpoints might be warranted as the Fund’s assets grow in size. However, the Board determined that, based on the amount and structure of the Fund’s unitary fee, any such economies of scale would be shared with the Fund’s respective shareholders. The Board stated that it would monitor fees as the Fund grows and consider whether fee breakpoints may be warranted in the future.

Conclusion. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreement, including the compensation payable under the Agreement, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

Horizon Kinetics ETFs

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Funds. Please read the prospectus carefully before investing. A copy of the prospectus for the Funds may be obtained without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Funds’ website at https://horizonkinetics.com/products/etf.

QUARTERLY PORTFOLIO HOLDING INFORMATION

Each Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. Each Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

Each Fund is required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Each Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available without charge, on the Funds’ website at https://horizonkinetics.com/products/etf.

TAX INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Horizon Kinetics Inflation Beneficiaries ETF	100.00%
Horizon Kinetics Blockchain Development ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022, was as follows:

Horizon Kinetics Inflation Beneficiaries ETF	66.20%
Horizon Kinetics Blockchain Development ETF	100.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Horizon Kinetics Inflation Beneficiaries ETF	0.00%
Horizon Kinetics Blockchain Development ETF	0.00%

Horizon Kinetics ETFs

Board of Trustees and Officers

December 31, 2022 (Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Funds’ website at https://horizonkinetics.com/products/etf.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	53

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019).

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	53	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	53	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios).
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008)	53	None.

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Horizon Kinetics ETFs

Board of Trustees and Officers

December 31, 2022 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018).

Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022).

Horizon Kinetics ETFs

Privacy Policy

December 31, 2022 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Horizon Kinetics Asset Management LLC
470 Park Avenue South, 3rd Floor South
New York, New York 10016

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$29,000	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$3,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	March 9, 2023

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	March 9, 2023

*	Print the name and title of each signing officer under his or her signature.